                                                     Registration No. 333-78631
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ------------
                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 ------------
                             The Pittston Company
            (Exact name of registrant as specified in its charter)

             VIRGINIA                                Issuer:  54-1317776
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)


                              1801 Bayberry Court
                                P. O. Box 18100
                         Richmond, Virginia 23226-8100
                   (Address of principal executive offices)
                                 ------------
   Key Employees' Deferred Compensation Program of The Pittston Company
                                      and
           1994 Employee Stock Purchase Plan of The Pittston Company
                           (Full title of the plans)

                                 ------------

                                AUSTIN F. REED
                 Vice President, General Counsel and Secretary
                             The Pittston Company
                              1801 Bayberry Court
                                P. O. Box 18100
                         Richmond, Virginia 23226-8100
                                (804) 289-9600
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                With a copy to:

                           Allen C. Goolsby, Esquire
                               Hunton & Williams
                         Riverfront Plaza, East Tower
                             951 East Byrd Street
                           Richmond, Virginia 23219
                                (804) 788-8200
                                 ------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                               Proposed maximum          Proposed maximum
         Title of securities             Amount to be           offering price              aggregate                 Amount of
          to be registered                registered              per share               offering price           registration fee
------------------------------------------------------------------------------------------------------------------------------------
Key Employees Deferred Compensation
 Program of The Pittston Company
------------------------------------------------------------------------------------------------------------------------------------
Pittston Brink's Group                     186,155 shares          $17.785*               $3,310,766.675*             $828.00*
Common Stock, par value $1.00 per
share (including associated Rights)
------------------------------------------------------------------------------------------------------------------------------------
1994 Employee Stock Purchase Plan of
The Pittston Company
------------------------------------------------------------------------------------------------------------------------------------
Pittston Brink's Group Common Stock,       234,905 shares          $17.785*               $4,177,785.425*           $1,045.00*
par value $1.00 per share
(including associated Rights)
====================================================================================================================================
 (*) Calculated pursuant to Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices on the New York Stock Exchange on October 1, 2001.
====================================================================================================================================

                             THE PITTSTON COMPANY

     This Post-Effective Amendment No. 1 is filed with respect to an aggregate of 700,000 shares of Pittston BAX Group Common Stock, par value $1.00 per share, including associated rights ("BAX Stock"), 1,000,000 shares of Pittston Minerals Group Common Stock, par value $1.00 per share, including associated rights ("Minerals Stock"), and 421,060 shares of Pittston Brink's Group Common Stock, par value $1.00 per share, including associated rights ("Common Stock").

     The purpose of this Post-Effective Amendment is to deregister 700,000 shares of BAX Stock and 1,000,000 shares of Minerals Stock and to register 421,060 additional shares of Common Stock. This Registration Statement as originally filed with the Securities and Exchange Commission (the "Commission") on May 17, 1999 (Registration No. 333-78631) related to the offering of (i) 100,000 additional shares of Common Stock, 200,000 additional shares of BAX Stock, and 250,000 additional shares of Minerals Stock issuable pursuant to the Key Employees' Deferred Compensation Program of The Pittston Company (the "Deferred Compensation Program") and (ii) 400,000 additional shares of Minerals Stock issuable pursuant to the 1994 Employee Stock Purchase Plan of The Pittston Company (the "1994 Stock Purchase Plan"). The Pittston Company (the "Company") initially registered the issuance of (i) 250,000 shares of Pittston Services Group Common Stock ("Services Stock"), and 100,000 shares of Minerals Stock in connection with the Deferred Compensation Program and (ii) 750,000 shares of Services Stock and 250,000 shares of Minerals Stock in connection with the 1994 Stock Purchase Plan on its Registration Statement on Form S-8 (Registration No. 33-53565) as filed with the Securities and Exchange Commission (the "Commission") on May 10, 1994. Subsequently, the Company amended its Restated Articles of Incorporation to redesignate Services Stock as Common Stock and to authorize the creation of Pittston Burlington Group Stock ("Burlington Stock"). The Company distributed one-half of one share of Burlington Stock for each outstanding share of Services Stock (which Services Stock was redesignated as Common Stock). The Company filed Post-Effective Amendment No. 1 to Form S-8 (Registration No. 33-53565) to reflect the reclassification of Services Stock as Common Stock and to register an aggregate of 500,000 shares of Burlington Stock issuable in connection with the Deferred Compensation Program and the 1994 Employee Stock Purchase Plan. Effective May 4, 1998, the designation Pittston Burlington Group Common Stock and Pittston Burlington Group were changed to Pittston BAX Group Common Stock and Pittston BAX Group, respectively. The contents of Registration Statement No. 33-53565, Post-Effective Amendment No. 1 thereto and Registration Statement No. 333-78631 are incorporated by reference herein.

     On January 14, 2000, the Company completed an exchange of BAX Stock and Minerals Stock into Common Stock, at exchange ratios of .4848 share of Common Stock for each share of BAX Stock and .0817 share of Common Stock for each share of Minerals Stock (the "Exchange"). The remaining class, Common Stock, now constitutes the Company's only class of common stock and continues to trade on the New York Stock Exchange under the symbol "PZB." Accordingly, this consolidated Post-Effective Amendment No. 1 reflects the reclassification of the
(i) 700,000 shares of BAX Stock and (ii) 1,000,000 shares of Minerals Stock previously registered under the Registration Statements referred to above and registers the additional 421,060 shares of Common Stock resulting from the Exchange of those shares.

                                      II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

          The following documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

          (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000;

          (b) The 1994 Stock Purchase Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 2000;

          (c) The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2001; and

          (d) The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2001.

          Additionally incorporated by reference into this Registration Statement is the Description of Common Stock, attached as Exhibit 1 to the Company's Registration Statement on Form 8-A filed with the Commission as of December 4, 1995 (Commission File No. 1-9148).

          In addition to the foregoing, all documents subsequently filed by (i) the Company and (ii) the 1994 Stock Purchase Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference into this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 5.   Interests of Named Experts and Counsel.

          Certain legal matters regarding shares of Common Stock will be passed upon for the Company by Austin F. Reed, Vice President, General Counsel and Secretary of the Company. Mr. Reed beneficially owns 97,351 shares of Common Stock.

Item 8.   Exhibits.

          The following exhibits are filed as part of this Registration
Statement:

Exhibit No.
-----------


4.1 Restated Articles of Incorporation of the Company, dated as of March 16, 1998 (incorporated by reference to Articles of Correction of the Company filed as Exhibit 3(i) to the Company's Quarterly Report on Form 10-Q, filed on May 15, 1998 (Commission File No. 1-9148)).

4.2 Bylaws of the Company, as amended through July 14, 2000 (incorporated by reference to Exhibit 3(b) of the Company's Quarterly Report on Form 10-Q, filed on August 8, 2000 (Commission File No. 1-9148)).

4.3 Amended and Restated Rights Agreement, dated as of January 14, 2000 between the Company and BankBoston, N.A., as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated January 14, 2000 (Commission File No. 1-9148)).

4.4 Form of Right Certificate for the Brink's Group Rights (incorporated by reference to Exhibit A of Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated January 14, 2000 (Commission File No. 1-9148)).

 4.5 Key Employees' Deferred Compensation Program of The Pittston Company, as amended and restated as of January 14, 2000 (incorporated by reference to Exhibit 10(b) of the Company's Annual Report on Form 10-K filed on March 24, 2000 (Commission File No. 1-9148)).

 4.6 1994 Employee Stock Purchase Plan of The Pittston Company, as amended and restated as of August 1, 2001.

 5   Opinion of Austin F. Reed, Esq., regarding Common Stock.

23.1 Consent of Ausin F. Reed, Esq. (included as part of Exhibit 5 to this Registration Statement).

23.2 Consent of Independent Auditors.

23.3 Consent of Independent Auditors.

24   Powers of Attorney.

                                  SIGNATURES

The Company

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on the 27th day of September, 2001.

                            THE PITTSTON COMPANY



                            By:  /s/ AUSTIN F. REED
                                 ---------------------------------------------
                                 Austin F. Reed
                                 Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


      Signature                      Title                         Date
      ---------                      -----                         ----

/s/ MICHAEL T. DAN            Chairman of the Board,         September 27, 2001
-------------------------     President and Chief
Michael T. Dan                Executive Officer


/s/ ROBERT T. RITTER          Vice President and Chief       September 27, 2001
-------------------------     Financial Officer
Robert T. Ritter              (Principal Financial Officer
                              and Principal Accounting
                              Officer


*                             Director                       September 27, 2001
-------------------------
Roger G. Ackerman

*                             Director                       September 27, 2001
-------------------------
Betty C. Alewine

*                             Director                       September 27, 2001
-------------------------
James R. Barker

*                             Director                       September 27, 2001
-------------------------
Marc C. Breswalsky

*                             Director                       September 27, 2001
-------------------------
James L. Broadhead

*                             Director                       September 27, 2001
-------------------------
William F. Craig

*                             Director                       September 27, 2001
-------------------------
Gerald Grinstein

*                             Director                       September 27, 2001
-------------------------
Ronald M. Gross

*                             Director                       September 27, 2001
-------------------------
Carl S. Sloane


*By:  /s/ AUSTIN F. REED                                     September 27, 2001
      --------------------------------
      Austin F. Reed, Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit No.
-------------

   4.1 Restated Articles of Incorporation of the Company, dated as of March 16, 1998 (incorporated by reference to Articles of Correction of the Company filed as Exhibit 3(i) to the Company's Quarterly Report on Form 10-Q filed on May 15, 1998 (Commission File No. 1-9148)).

   4.2 Bylaws of the Company, as amended through July 14, 2000 (incorporated by reference to Exhibit 3(b) of the Company's Quarterly Report on Form 10-Q, filed on August 8, 2000 (Commission File No. 1-9148)).

   4.3 Amended and Restated Rights Agreement, dated as of January 14, 2000 between the Company and BankBoston, N.A., as Rights Agent (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated January 14, 2000 (Commission File
          No. 1-9148)).

   4.4 Form of Right Certificate for the Brink's Group Rights (incorporated by reference to Exhibit A of Exhibit 1 to the Company's Registration Statement on Form 8-A/A, dated January 14, 2000 (Commission File
          No. 1-9148)).

   4.5 Key Employees Deferred Compensation Program of The Pittston Company, as amended and restated as of January 14, 2000 (incorporated by reference to Exhibit 10(b) of the Company's Annual Report on Form 10-K filed on March 24, 2000 (Commission File No. 1-9148)).

   4.6 1994 Employee Stock Purchase Plan of The Pittston Company, as amended and restated as of August 1, 2001.

   5      Opinion of Austin F. Reed, Esq., regarding Common Stock.

  23.1 Consent of Austin F. Reed, Esq. (included as part of Exhibit 5 to this Registration Statement).

  23.2    Consent of Independent Auditors.

  23.3    Consent of Independent Auditors.

  24      Powers of Attorney.